Phosphate Business Disposition	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure
Phosphate Business Disposition
In March 2014, we completed the sale of our phosphate mining and manufacturing business to Mosaic (the “Transaction”) pursuant to the terms of an Asset Purchase Agreement dated as of October 28, 2013 (the “Purchase Agreement”), among CF Industries Holdings, Inc., CF Industries, Inc. and Mosaic for approximately $1.4 billion in cash. We recognized pre-tax and after‑tax gains on the Transaction of $750.1 million and $462.8 million, respectively. Under the terms of the Purchase Agreement, the accounts receivable and accounts payable pertaining to the phosphate mining and manufacturing business and certain phosphate inventory held in distribution facilities were not sold to Mosaic in the Transaction and were settled in the ordinary course.
Upon closing the Transaction, we began to supply Mosaic with ammonia produced by our PLNL joint venture. The contract to supply ammonia to Mosaic from our PLNL joint venture represents the continuation of a supply practice that previously existed between our former phosphate mining and manufacturing business and other operations of the Company. Prior to March 17, 2014, PLNL sold ammonia to us for use in the phosphate business and the cost was included in our production costs in our phosphate segment. Subsequent to the sale of the phosphate business, we now sell the PLNL-sourced ammonia to Mosaic. The revenue from these sales to Mosaic and the costs to purchase the ammonia from PLNL are now included in our ammonia segment. Our 50% share of the operating results of our PLNL joint venture continues to be included in equity in earnings of operating affiliates in our consolidated statements of operations. Because of the significance of this continuing supply practice, in accordance with U.S. GAAP, the phosphate mining and manufacturing business is not reported as discontinued operations in our consolidated statements of operations.
The phosphate segment reflects the reported results of the phosphate business through March 17, 2014, plus the continuing sales of the phosphate inventory in the distribution network after March 17, 2014. The remaining phosphate inventory was sold in the second quarter of 2014; therefore, the phosphate segment does not have operating results subsequent to that quarter. However, the segment will continue to be included until the reporting of comparable period phosphate results ceases.
The phosphate mining and manufacturing business assets we sold in the Transaction include the Hardee County Phosphate Rock Mine; the Plant City Phosphate Complex; an ammonia terminal, phosphate warehouse and dock at the Port of Tampa; and the site of the former Bartow Phosphate Complex. In addition, Mosaic assumed certain liabilities related to the phosphate mining and manufacturing business, including responsibility for closure, water treatment and long-term maintenance and monitoring of the phosphogypsum stacks at the Plant City and Bartow complexes. Mosaic also received the value of the phosphate mining and manufacturing business’s asset retirement obligation trust and escrow funds totaling approximately $200 million. See further discussion related to Florida environmental matters in Note 24—Contingencies. The assets and liabilities sold to and assumed by Mosaic were classified as held for sale as of December 31, 2013; therefore, no depreciation, depletion or amortization was recorded in 2014 for the related property, plant and equipment.
Assets and Liabilities Held for Sale
In October 2013, we entered into a definitive agreement with Mosaic to sell our entire phosphate mining and manufacturing business, which was located in Florida, for a purchase price of approximately $1.4 billion in cash and entered into two agreements to supply ammonia to Mosaic. The first agreement provides for us to supply between 600,000 and 800,000 tons of ammonia per year from our Donaldsonville, Louisiana nitrogen complex beginning no later than 2017. The second agreement provides for us to supply approximately 300,000 tons of ammonia per year sourced from our PLNL joint venture, beginning at the closing of the phosphate business sale transaction. We completed the sale of our phosphate mining and manufacturing business to Mosaic on March 17, 2014.
The phosphate mining and manufacturing business assets we sold in the Transaction included the Hardee County Phosphate Rock Mine; the Plant City Phosphate Complex; an ammonia terminal, phosphate warehouse and dock at the Port of Tampa; and the site of the former Bartow Phosphate Complex. In addition, Mosaic assumed certain liabilities related to the phosphate mining and manufacturing business, including responsibility for closure, water treatment and long-term maintenance and monitoring of the phosphogypsum stacks at the Plant City and Bartow complexes. We also transferred to Mosaic the value of the phosphate mining and manufacturing business asset retirement obligation trust and escrow funds totaling approximately $200 million. Pursuant to the terms of the Purchase Agreement related to the sale of phosphate business, Mosaic also assumed certain environmental matters and we have agreed to indemnify Mosaic with respect to losses arising out of these matters, subject to a maximum indemnification cap and the other terms of the Purchase Agreement. See further discussion related to Florida environmental matters in Note 24—Contingencies.
The assets and liabilities of our phosphate business segment sold to and assumed by Mosaic comprised a disposal group that was classified on our December 31, 2013 consolidated balance sheet as assets or liabilities held for sale. The accounts receivable and accounts payable pertaining to the phosphate mining and manufacturing business and certain phosphate inventory held in distribution facilities were not sold to Mosaic in the Transaction and were retained by us and were settled in the ordinary course. These retained assets and liabilities of our phosphate segment were not included in assets or liabilities held for sale as of December 31, 2013. Effective November 1, 2013, depreciation ceased on amounts in property, plant and equipment classified as held for sale. The depreciation that would have been recorded for November and December 2013 was estimated at approximately $8.1 million. The contract to supply ammonia to the disposed business from our PLNL joint venture represents the continuation of a supply arrangement that historically had been maintained between the phosphate mining and manufacturing business and other operations of the Company and its subsidiaries. Because of the significance of this continuing supply arrangement, in accordance with U.S. GAAP, the phosphate mining and manufacturing business is not reported as discontinued operations in our consolidated statement of operations.
The following table summarizes the classes of assets and liabilities held for sale as of December 31, 2013:

December 31, 2013
(in millions)
Inventories	$74.3
Total current assets	74.3
Property, plant and equipment, net	467.2
Asset retirement obligation funds	203.7
Goodwill	0.9
Other assets	7.2
Total assets held for sale	$753.3
Accrued expenses	$14.7
Asset retirement obligations—current	12.1
Total current liabilities	26.8
Asset retirement obligations	154.5
Total liabilities held for sale	$181.3